SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 2003


                                CARECENTRIC, INC.

               (Exact name of registrant as specified in charter)



               Delaware                               000-22162                            22-3209241
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)
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        2625 Cumberland Parkway
               Suite 310                                   30339
           Atlanta, Georgia                             (Zip Code)
         (Address of principal
          executive offices)

       (Registrant's telephone number including area code) (678) 264-4400







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ITEM 5.  OTHER EVENTS.

     On February 4, 2003, CareCentric, Inc. issued a press release regarding a proposal to take the company private. CareCentric hereby incorporates by reference herein the information set forth in its Press Release dated February
4, 2003, a copy of which is annexed hereto as Exhibit 99.1, and the proposal letter from an investor group consisting of John E. Reed, Stewart B. Reed and James A. Burk, a copy of which is annexed hereto as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1             Press Release dated February 4, 2003
99.2             Proposal Letter dated January 28, 2003


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARECENTRIC, INC.




Date: February 4, 2003              By:  /s/  John R. Festa
                                       -----------------------------------------
                                         John R. Festa
                                         Chief Executive Officer
                                         (Principal Executive Officer)





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